HIMCO VIT Index Fund
HIMCO VIT Portfolio Diversifier Fund

Supplement to Statutory Prospectuses, Summary Prospectuses, and

Combined Statement of Additional Information, each dated April 30, 2017

December 8, 2017

Notice of Proposed Reorganizations

At a meeting held on December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust (the “Board”) unanimously approved (i) an Agreement and Plan of Reorganization for each of the Funds listed above (each, a “Target Fund” and, collectively, the “Target Funds”) that would reorganize each Target Fund into a corresponding series (each, an “Acquiring Fund”) of BlackRock Variable Series Funds, Inc. as shown in the table below (each, a “Reorganization”); and (ii) a submission to shareholders regarding the proposals to approve the applicable Agreement and Plan of Reorganization. Shareholders of record of each Target Fund at the close of business on January 12, 2018 will be asked to vote to approve an Agreement and Plan of Reorganization with respect to each Target Fund.  Shares of each Target Fund are sold through variable insurance contracts (“Contracts”) issued by Hartford Life Insurance Company and its affiliates (collectively, “Hartford Life”) and one or more unaffiliated insurance companies (together with Hartford Life, the “Insurance Companies”). Each Insurance Company will vote its shares held in the applicable Target Fund in accordance with instructions received from the holders of its Contracts (“Contract Holders”). As a Contract Holder, you have the right to instruct your Insurance Company on how to vote the shares of the Target Funds that are attributable to your Contract.

Name of Target Fund and Class of Shares	Name of Acquiring Fund and Class of Shares
HIMCO VIT Index Fund	BlackRock S&P 500 Index V.I. Fund
Class IA Shares	Class I Shares
Class IB Shares	Class III Shares
HIMCO VIT Portfolio Diversifier Fund	BlackRock Managed Volatility V.I. Fund
Class IB Shares	Class III Shares

Agreement and Plan of Reorganization.  If approved by shareholders of each Target Fund, each Reorganization is expected to occur on or about April 23, 2018.  The BlackRock S&P 500 Index V.I. Fund will issue Class I and Class III shares that have an aggregate net asset value (“NAV”) equal to the aggregate NAV of Class IA and Class IB shares, respectively, of the HIMCO VIT Index Fund outstanding immediately before the Reorganization.  The BlackRock Managed Volatility V.I. Fund will issue Class III shares that have an aggregate NAV equal to the aggregate NAV of Class IB shares of the HIMCO VIT Portfolio Diversifier Fund outstanding immediately before the Reorganization.  Accordingly, each Contract Holder’s account value allocated to an Acquiring Fund immediately after the Reorganization will be equal to the Contract Holder’s account value allocated to the corresponding Target Fund immediately before the Reorganization. The Reorganizations will not cause fees and charges currently being paid under the Contracts by the existing Contract Holders to be greater after the Reorganizations than before the Reorganizations, and the total net portfolio expense ratios of the corresponding share classes of each Acquiring Fund are expected to be lower than those of Class IA and Class IB shares of the corresponding Target Fund, as applicable, immediately following the Reorganizations.

More information about the Agreement and Plan of Reorganization and the Acquiring Funds will be provided in a Combined Prospectus/Proxy Statement that is expected to be mailed in February 2018.  If Contract Holders do not approve the Agreement and Plan of Reorganization for a Target Fund, the Target Fund will not be reorganized pursuant to the applicable Agreement and Plan of Reorganization, and the Board will consider what, if any, steps to take.  Apart from the Combined Prospectus/Proxy Statement, no further notification regarding the Reorganizations of the Target Funds will be sent, unless circumstances change from those described above.

Transfer Rights.  Neither the rights of Contract Holders nor the obligations of the Insurance Companies under the Contracts will be altered as a result of the Reorganizations; however, investment restrictions under certain Contracts, if applicable, may require Contract Holders to remain invested in HIMCO VIT Portfolio Diversifier Fund before the Reorganization and BlackRock Managed Volatility V.I. Fund after the Reorganization.  In addition, the transfer of a Contract Holder’s account value from a Subaccount investing in a Target Fund as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed.  Contract Holders who own an optional living and/or death benefit rider under their Contract may be required to comply with investment restrictions in order to maintain such rider.  This means that Contract Holders may be restricted to allocating some or all of their account value to certain funds. In no event will a Contract Holder lose his or her rider as a result of the Reorganizations provided the Contract Holder does not make any transfers before or after the Reorganizations.  In other words, if the Target Fund was permitted under a Contract rider’s investment restrictions, the corresponding Acquiring Fund will also be permitted.

Hartford Life will, and each other Insurance Company may, provide a supplement to its Contract prospectus, which would describe in more detail how the proposed Reorganization impacts the Contract, including changes to investment restrictions that may apply to Contract Holders.

This Supplement should be retained with your Summary Prospectus, Prospectus, and SAI for future reference.

December 2017